                                                                    Exhibit 24.1

                                POWER OF ATTORNEY

     KNOW ALL BY THESE PRESENTS that the individuals whose signatures appear below, in their capacities as officers and directors of Immunex Corporation (the "Company"), hereby constitute and appoint Douglas G. Southern their true and lawful attorney-in-fact, with full power of substitution, to sign on behalf of the undersigned the Company's Annual Report on Form 10-K for the 1994 fiscal year pursuant to Section 13 of the Securities and Exchange Act of 1934 and to file the same, with exhibits thereto and any other documents in connection therewith, with the Securities and Exchange Commission. Each of the undersigned does hereby ratify and confirm all that such attorney-in-fact may do or cause to be done by virtue hereof.


SIGNATURE                         TITLE                DATE
- ---------                         -----                ----


/s/Michael L. Kranda             Director                  MARCH 7, 1995
- --------------------------                             ------------------------
(Michael L. Kranda)



                                 Director
- --------------------------                             ------------------------
(Steven Gillis)



                                 Director
- --------------------------                             ------------------------
(Joseph J. Carr)



                                  Director
- --------------------------                             ------------------------
(Kirby L. Cramer)



                                  Director
- --------------------------                             ------------------------
(Robert A. Essner)



                                  Director
- --------------------------                             ------------------------
(John E. Lyons)



                                  Director
- --------------------------                             ------------------------
(Edith W. Martin)

                                POWER OF ATTORNEY

     KNOW ALL BY THESE PRESENTS that the individuals whose signatures appear below, in their capacities as officers and directors of Immunex Corporation (the "Company"), hereby constitute and appoint Douglas G. Southern their true and lawful attorney-in-fact, with full power of substitution, to sign on behalf of the undersigned the Company's Annual Report on Form 10-K for the 1994 fiscal year pursuant to Section 13 of the Securities and Exchange Act of 1934 and to file the same, with exhibits thereto and any other documents in connection therewith, with the Securities and Exchange Commission. Each of the undersigned does hereby ratify and confirm all that such attorney-in-fact may do or cause to be done by virtue hereof.


SIGNATURE                         TITLE                DATE
- ---------                         -----                ----


                                 Director
- --------------------------                             ------------------------
(Michael L. Kranda)



/s/ Steven Gillis                Director              March 13, 1995
- --------------------------                             ------------------------
(Steven Gillis)



                                 Director
- --------------------------                             ------------------------
(Joseph J. Carr)



                                  Director
- --------------------------                             ------------------------
(Kirby L. Cramer)



                                  Director
- --------------------------                             ------------------------
(Robert A. Essner)



                                  Director
- --------------------------                             ------------------------
(John E. Lyons)



                                  Director
- --------------------------                             ------------------------
(Edith W. Martin)

                                POWER OF ATTORNEY

     KNOW ALL BY THESE PRESENTS that the individuals whose signatures appear below, in their capacities as officers and directors of Immunex Corporation (the "Company"), hereby constitute and appoint Douglas G. Southern their true and lawful attorney-in-fact, with full power of substitution, to sign on behalf of the undersigned the Company's Annual Report on Form 10-K for the 1994 fiscal year pursuant to Section 13 of the Securities and Exchange Act of 1934 and to file the same, with exhibits thereto and any other documents in connection therewith, with the Securities and Exchange Commission. Each of the undersigned does hereby ratify and confirm all that such attorney-in-fact may do or cause to be done by virtue hereof.


SIGNATURE                         TITLE                DATE
- ---------                         -----                ----


                                 Director
- --------------------------                             ------------------------
(Michael L. Kranda)



                                 Director
- --------------------------                             ------------------------
(Steven Gillis)



/s/ Joseph J. Carr               Director              March 7, 1995
- --------------------------                             ------------------------
(Joseph J. Carr)



                                  Director
- --------------------------                             ------------------------
(Kirby L. Cramer)



                                  Director
- --------------------------                             ------------------------
(Robert A. Essner)



                                  Director
- --------------------------                             ------------------------
(John E. Lyons)



                                  Director
- --------------------------                             ------------------------
(Edith W. Martin)

                                POWER OF ATTORNEY

     KNOW ALL BY THESE PRESENTS that the individuals whose signatures appear below, in their capacities as officers and directors of Immunex Corporation (the "Company"), hereby constitute and appoint Douglas G. Southern their true and lawful attorney-in-fact, with full power of substitution, to sign on behalf of the undersigned the Company's Annual Report on Form 10-K for the 1994 fiscal year pursuant to Section 13 of the Securities and Exchange Act of 1934 and to file the same, with exhibits thereto and any other documents in connection therewith, with the Securities and Exchange Commission. Each of the undersigned does hereby ratify and confirm all that such attorney-in-fact may do or cause to be done by virtue hereof.


SIGNATURE                         TITLE                DATE
- ---------                         -----                ----


                                 Director
- --------------------------                             ------------------------
(Michael L. Kranda)



                                 Director
- --------------------------                             ------------------------
(Steven Gillis)



                                 Director
- --------------------------                             ------------------------
(Joseph J. Carr)



/s/ Kirby L. Cramer               Director             March 10, 1995
- --------------------------                             ------------------------
(Kirby L. Cramer)



                                  Director
- --------------------------                             ------------------------
(Robert A. Essner)



                                  Director
- --------------------------                             ------------------------
(John E. Lyons)



                                  Director
- --------------------------                             ------------------------
(Edith W. Martin)

                                POWER OF ATTORNEY

     KNOW ALL BY THESE PRESENTS that the individuals whose signatures appear below, in their capacities as officers and directors of Immunex Corporation (the "Company"), hereby constitute and appoint Douglas G. Southern their true and lawful attorney-in-fact, with full power of substitution, to sign on behalf of the undersigned the Company's Annual Report on Form 10-K for the 1994 fiscal year pursuant to Section 13 of the Securities and Exchange Act of 1934 and to file the same, with exhibits thereto and any other documents in connection therewith, with the Securities and Exchange Commission. Each of the undersigned does hereby ratify and confirm all that such attorney-in-fact may do or cause to be done by virtue hereof.


SIGNATURE                         TITLE                DATE
- ---------                         -----                ----


                                 Director
- --------------------------                             ------------------------
(Michael L. Kranda)



                                 Director
- --------------------------                             ------------------------
(Steven Gillis)



                                 Director
- --------------------------                             ------------------------
(Joseph J. Carr)



                                  Director
- --------------------------                             ------------------------
(Kirby L. Cramer)



/s/ Robert A. Essner              Director             March 3, 1995
- --------------------------                             ------------------------
(Robert A. Essner)



                                  Director
- --------------------------                             ------------------------
(John E. Lyons)



                                  Director
- --------------------------                             ------------------------
(Edith W. Martin)

                                POWER OF ATTORNEY

     KNOW ALL BY THESE PRESENTS that the individuals whose signatures appear below, in their capacities as officers and directors of Immunex Corporation (the "Company"), hereby constitute and appoint Douglas G. Southern their true and lawful attorney-in-fact, with full power of substitution, to sign on behalf of the undersigned the Company's Annual Report on Form 10-K for the 1994 fiscal year pursuant to Section 13 of the Securities and Exchange Act of 1934 and to file the same, with exhibits thereto and any other documents in connection therewith, with the Securities and Exchange Commission. Each of the undersigned does hereby ratify and confirm all that such attorney-in-fact may do or cause to be done by virtue hereof.


SIGNATURE                         TITLE                DATE
- ---------                         -----                ----


                                 Director
- --------------------------                             ------------------------
(Michael L. Kranda)



                                 Director
- --------------------------                             ------------------------
(Steven Gillis)



                                 Director
- --------------------------                             ------------------------
(Joseph J. Carr)



                                  Director
- --------------------------                             ------------------------
(Kirby L. Cramer)



                                  Director
- --------------------------                             ------------------------
(Robert A. Essner)



/s/ John E. Lyons                 Director             March 4. 1995
- --------------------------                             ------------------------
(John E. Lyons)



                                  Director
- --------------------------                             ------------------------
(Edith W. Martin)

                                POWER OF ATTORNEY

     KNOW ALL BY THESE PRESENTS that the individuals whose signatures appear below, in their capacities as officers and directors of Immunex Corporation (the "Company"), hereby constitute and appoint Douglas G. Southern their true and lawful attorney-in-fact, with full power of substitution, to sign on behalf of the undersigned the Company's Annual Report on Form 10-K for the 1994 fiscal year pursuant to Section 13 of the Securities and Exchange Act of 1934 and to file the same, with exhibits thereto and any other documents in connection therewith, with the Securities and Exchange Commission. Each of the undersigned does hereby ratify and confirm all that such attorney-in-fact may do or cause to be done by virtue hereof.


SIGNATURE                         TITLE                DATE
- ---------                         -----                ----


                                 Director
- --------------------------                             ------------------------
(Michael L. Kranda)



                                 Director
- --------------------------                             ------------------------
(Steven Gillis)



                                 Director
- --------------------------                             ------------------------
(Joseph J. Carr)



                                  Director
- --------------------------                             ------------------------
(Kirby L. Cramer)



                                  Director
- --------------------------                             ------------------------
(Robert A. Essner)



                                  Director
- --------------------------                             ------------------------
(John E. Lyons)



/s/ Edith W. Martin               Director             March 6. 1995
- --------------------------                             ------------------------
(Edith W. Martin)